Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports Second Quarter Earnings

ATLANTA, January 5, 2012 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal second quarter ended November 30, 2011. For the second quarter, revenues grew 20% to $530.5 million compared to $443.5 million in the prior fiscal year. Cash earnings per share grew 13% to $0.86 compared to $0.76 in the prior year (See Schedule 2 for Cash Earnings). On a GAAP basis, the company reported fiscal 2012 second quarter diluted earnings per share of $0.78 compared to $0.67 in the prior year (See Schedule 1 for GAAP Consolidated Statements of Income).

GAAP and cash earnings per share results include approximately $15 million of revenue and nearly $0.02 of earnings per share related to debit interchange legislation with corresponding unfavorable impact on operating margin.

Chairman and CEO Paul R. Garcia stated, “We delivered solid second quarter results driven by continued steady performances in all of our businesses and the December 2010 addition of Spain. I am also pleased to announce three targeted merchant portfolio acquisitions which will expand our international footprint and U.S. ecommerce presence. First, we increased our distribution in Russia by acquiring a merchant business with more than 6,000 merchants from Alfa-Bank. Secondly, we have agreed to acquire HSBC’s merchant business in Malta consisting of nearly 4,000 merchants, which is pending regulatory approval, and thirdly we have signed an agreement to acquire CyberSource’s U.S. merchant acquiring portfolio from Visa.

“I am pleased to note that we continue to expect overall total company cash margin expansion of as much as 50 basis points in fiscal 2012 excluding the effect of recent debit legislation and the acquisitions,” continued Mr. Garcia.

--More--

GPN Reports Second Quarter Earnings

January 5, 2012

David E. Mangum, Senior Executive Vice President and CFO, stated, “Including the effect of the debit legislation as well as the three recent acquisitions, we are increasing our annual revenue expectations for fiscal 2012 to $2,150 million to $2,200 million, or 16% to 18% growth over fiscal 2011. We are also increasing fiscal 2012 diluted earnings per share expectations on a cash basis to a range of $3.50 to $3.58, reflecting 14% to 16% growth over fiscal 2011 and annual fiscal 2012 GAAP diluted earnings per share to $3.14 to $3.22, reflecting 20% to 23% growth over the prior year.” (See Schedule 9 for Outlook Summary.)

Cash earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations. (See Schedule 6 and 7 for Reconciliations of Cash Earnings to GAAP, Schedule 2 for Cash Earnings and Schedule 3 for Segment Information on GAAP and Cash Earnings).

Conference Call

Global Payments will hold a conference call today, January 5, 2012 at 5:00 p.m. EST to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the Company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ Web site through January 19, 2012.

--More--

GPN Reports Second Quarter Earnings

January 5, 2012

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments' management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, developments in the implementation of debit interchange legislation, and future performance and integration of recent acquisitions, and other risks detailed in the company's SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2011	2010	% Change	2011	2010	% Change

Revenues	$530,505	$443,526	20%	$1,073,276	$883,665	21%

Operating expenses:
Cost of service	185,931	154,205	21%	377,467	305,246	24%
Sales, general and administrative	247,994	206,178	20%	490,619	413,168	19%

	433,925	360,383	20%	868,086	718,414	21%

Operating income	96,580	83,143	16%	205,190	165,251	24%

Other income (expense):
Interest and other income	2,259	4,072	(45%)	4,760	5,608	(15%)
Interest and other expense	(4,878)	(4,299)	13%	(8,965)	(9,140)	(2%)

	(2,619)	(227)	1054%	(4,205)	(3,532)	19%

Income from continuing operations before income taxes	93,961	82,916	13%	200,985	161,719	24%
Provision for income taxes	(25,812)	(24,546)	5%	(60,755)	(49,527)	23%

Income from continuing operations	68,149	58,370	17%	140,230	112,192	25%
Loss from discontinued operations, net of tax	-	(487)	NM	-	(515)	NM

Net income including noncontrolling interests	68,149	57,883	18%	140,230	111,677	26%
Less: Net income attributable to noncontrolling interests, net of tax	(6,968)	(4,378)	59%	(15,075)	(8,804)	71%

Net income attributable to Global Payments	$61,181	$53,505	14%	$125,155	$102,873	22%

Amounts attributable to Global Payments:
Income from continuing operations	$61,181	$53,992	13%	$125,155	$103,388	21%
Loss from discontinued operations, net of tax	-	(487)	NM	-	(515)	NM

Net income attributable to Global Payments	$61,181	$53,505	14%	$125,155	$102,873	22%

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.78	$0.68	15%	$1.58	$1.30	22%
Loss from discontinued operations, net of tax	-	(0.01)	NM	-	(0.01)	NM

Net income attributable to Global Payments	$0.78	$0.67	16%	$1.58	$1.29	22%

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.78	$0.67	16%	$1.57	$1.29	22%
Loss from discontinued operations, net of tax	-	-	NM	-	(0.01)	NM

Net income attributable to Global Payments	$0.78	$0.67	16%	$1.57	$1.28	23%

Weighted average shares outstanding:
Basic	78,348	79,701		79,207	79,642
Diluted	78,876	80,344		79,831	80,310

NM - Not Meaningful

SCHEDULE 2

CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,			Six Months Ended November 30,
	2011	2010	% Change	2011	2010	% Change

Revenues	$530,505	$443,526	20%	$1,073,276	$883,665	21%

Operating expenses:
Cost of service	173,778	145,003	20%	352,671	287,774	23%
Sales, general and administrative	247,994	203,425	22%	490,619	407,821	20%

	421,772	348,428	21%	843,290	695,595	21%

Operating income	108,733	95,098	14%	229,986	188,070	22%

Other income (expense):
Interest and other income	2,259	4,072	(45%)	4,760	5,608	(15%)
Interest and other expense	(4,878)	(4,299)	13%	(8,965)	(9,140)	(2%)

	(2,619)	(227)	1054%	(4,205)	(3,532)	19%

Income from continuing operations before income taxes	106,114	94,871	12%	225,781	184,538	22%
Provision for income taxes	(29,569)	(28,843)	3%	(68,251)	(54,793)	25%

Income from continuing operations including noncontrolling interests	76,545	66,028	16%	157,530	129,745	21%
Less: Net income attributable to noncontrolling interests, net of tax	(8,913)	(4,701)	90%	(19,085)	(9,440)	102%

Net income from continuing operations attributable to Global Payments	$67,632	$61,327	10%	$138,445	$120,305	15%

Basic earnings per share	$0.86	$0.77	12%	$1.75	$1.51	16%

Diluted earnings per share	$0.86	$0.76	13%	$1.73	$1.50	15%

Weighted average shares outstanding:
Basic	78,348	79,701		79,207	79,642
Diluted	78,876	80,344		79,831	80,310

NM - Not Meaningful

See Schedules 6 and 7 for a reconciliation of cash earnings from continuing operations to GAAP.

SCHEDULE 3

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended November 30,
	2011		2010		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$293,416	$293,416	$245,671	$245,671	19%	19%
Canada	85,521	85,521	81,453	81,453	5%	5%

North America merchant services	378,937	378,937	327,124	327,124	16%	16%

Europe	115,169	115,169	79,881	79,881	44%	44%
Asia-Pacific	36,399	36,399	36,521	36,521	(0%)	(0%)

International merchant services	151,568	151,568	116,402	116,402	30%	30%

Total revenues	$530,505	$530,505	$443,526	$443,526	20%	20%

Operating income:
North America merchant services	$70,673	$73,495	$67,131	$70,287	5%	5%
International merchant services	44,494	53,825	35,349	40,165	26%	34%
Corporate	(18,587)	(18,587)	(19,337)	(15,354)	4%	(21%)

Operating income	$96,580	$108,733	$83,143	$95,098	16%	14%

	Six Months Ended November 30,
	2011		2010		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$580,841	$580,841	$501,302	$501,302	16%	16%
Canada	176,742	176,742	162,666	162,666	9%	9%

North America merchant services	757,583	757,583	663,968	663,968	14%	14%

Europe	244,583	244,583	153,677	153,677	59%	59%
Asia-Pacific	71,110	71,110	66,020	66,020	8%	8%

International merchant services	315,693	315,693	219,697	219,697	44%	44%

Total revenues	$1,073,276	$1,073,276	$883,665	$883,665	21%	21%

Operating income:
North America merchant services	$142,431	$148,111	$135,499	$141,672	5%	5%
International merchant services	100,152	119,268	66,742	76,215	50%	56%
Corporate	(37,393)	(37,393)	(36,990)	(29,817)	(1%)	(25%)

Operating income	$205,190	$229,986	$165,251	$188,070	24%	22%

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	November 30,	May 31,
	2011	2011
	(unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$770,860	$1,354,285
Accounts receivable, net of allowances for doubtful accounts of $548 and $472, respectively	162,643	166,540
Claims receivable, net of allowance for losses of $4,169 and $3,870, respectively	1,024	914
Settlement processing assets	206,642	280,359
Inventory	11,790	7,640
Deferred income taxes	2,893	2,946
Prepaid expenses and other current assets	34,558	35,291

Total current assets	1,190,410	1,847,975

Goodwill	741,081	779,637
Other intangible assets, net of accumulated amortization of $214,435 and $197,066, respectively	299,680	341,500
Property and equipment, net of accumulated depreciation of $161,672 and $147,670, respectively	258,041	256,301
Deferred income taxes	96,508	104,140
Other	28,619	20,978

Total assets	$2,614,339	$3,350,531

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$225,676	$270,745
Current portion of long-term debt	87,962	85,802
Accounts payable and accrued liabilities	206,420	241,578
Settlement processing obligations	270,290	838,565
Income taxes payable	17,076	7,674

Total current liabilities	807,424	1,444,364

Long-term debt	203,222	268,217
Deferred income taxes	115,157	116,432
Other long-term liabilities	54,788	49,843

Total liabilities	1,180,591	1,878,856

Commitments and contingencies

Redeemable noncontrolling interest	139,934	133,858

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	-	-
Common stock, no par value; 200,000,000 shares authorized; 78,355,001 issued and outstanding at November 30, 2011 and 80,334,781 issued and outstanding at May 31, 2011	-	-
Paid-in capital	342,914	419,591
Retained earnings	790,532	685,624
Accumulated other comprehensive income	12,909	79,320

Total Global Payments shareholders’ equity	1,146,355	1,184,535

Noncontrolling interest	147,459	153,282

Total equity	1,293,814	1,337,817

Total liabilities and equity	$2,614,339	$3,350,531

SCHEDULE 5

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Six Months Ended November 30,
	2011	2010

Cash flows from operating activities:
Net income including noncontrolling interests	$140,230	$111,677
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization of property and equipment	23,444	19,082
Amortization of acquired intangibles	24,796	15,646
Provision for operating losses and bad debts	13,061	10,146
Share-based compensation expense	8,425	7,690
Deferred income taxes	5,915	3,287
Other, net	(100)	(3,556)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	3,897	(17,549)
Claims receivable	(7,880)	(8,095)
Settlement processing assets and obligations, net	(499,849)	(239,970)
Inventory	(4,212)	1,954
Prepaid expenses and other assets	62	(4,600)
Accounts payable and other accrued liabilities	(31,257)	18,990
Income taxes payable	9,402	24,382

Net cash used in operating activities	(314,066)	(60,916)

Cash flows from investing activities:
Business and intangible asset acquisitions, net of cash acquired	(7,000)	(3,488)
Capital expenditures	(35,146)	(51,709)
Preliminary settlement of working capital adjustments from disposition of business	-	(1,921)
Net decrease in financing receivables	1,203	991

Net cash used in investing activities	(40,943)	(56,127)

Cash flows from financing activities:
Net (payments) borrowings on lines of credit	(45,069)	101,694
Proceeds from issuance of long-term debt	71,374	4,410
Principal payments under long-term debt	(131,345)	(83,331)
Proceeds from stock issued under employee stock plans, net of repurchases	(768)	1,962
Repurchase of common stock	(99,604)	(14,900)
Tax benefit from employee share-based compensation	1,436	118
Distribution to noncontrolling interests	(4,660)	(4,385)
Dividends paid	(3,169)	(3,180)

Net cash (used in) provided by financing activities	(211,805)	2,388

Effect of exchange rate changes on cash	(16,611)	8,369

Decrease in cash and cash equivalents	(583,425)	(106,286)
Cash and cash equivalents, beginning of period	1,354,285	769,946

Cash and cash equivalents, end of period	$770,860	$663,660

SCHEDULE 6

RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30, 2011
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$530,505			$-	$530,505

Operating expenses:
Cost of service	185,931			(12,153)	173,778
Sales, general and administrative	247,994			-	247,994

	433,925			(12,153)	421,772

Operating income	96,580			12,153	108,733

Other income (expense):
Interest and other income	2,259			-	2,259
Interest and other expense	(4,878)			-	(4,878)

	(2,619)			-	(2,619)

Income from continuing operations before income taxes	93,961			12,153	106,114
Provision for income taxes	(25,812)			(3,757)	(29,569)

Income from continuing operations	68,149			8,396	76,545
Less: Net income attributable to noncontrolling interests, net of tax	(6,968)			(1,945)	(8,913)

Net income from continuing operations attributable to Global Payments	$61,181			$6,451	$67,632

Diluted shares	78,876				78,876
Diluted earnings per share	$0.78			$0.08	$0.86

	Three Months Ended November 30, 2010
	GAAP	Employee Termination and Other[2]	Foreign Tax Rate	Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$443,526	$-	$-	$-	$443,526

Operating expenses:
Cost of service	154,205	(1,230)	-	(7,972)	145,003
Sales, general and administrative	206,178	(2,753)	-	-	203,425

	360,383	(3,983)	-	(7,972)	348,428

Operating income	83,143	3,983	-	7,972	95,098

Other income (expense):
Interest and other income	4,072	-	-	-	4,072
Interest and other expense	(4,299)	-	-	-	(4,299)

	(227)	-	-	-	(227)

Income from continuing operations before income taxes	82,916	3,983	-	7,972	94,871
Provision for income taxes	(24,546)	(1,436)		(2,861)	(28,843)

Income from continuing operations	58,370	2,547	-	5,111	66,028
Less: Net income attributable to noncontrolling interests, net of tax	(4,378)	-	-	(323)	(4,701)

Net income from continuing operations attributable to Global Payments	$53,992	$2,547	$-	$4,788	$61,327

Diluted shares	80,344				80,344
Diluted earnings per share	$0.67	$0.03	$-	$0.06	$0.76

1 Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

2 Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three months ended November 30, 2011 and 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated November 30, 2011 income from continuing operations and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We calculated November 30, 2010 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7

RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Six Months Ended November 30, 2011
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$1,073,276			$-	$1,073,276

Operating expenses:
Cost of service	377,467			(24,796)	352,671
Sales, general and administrative	490,619			-	490,619

	868,086			(24,796)	843,290

Operating income	205,190			24,796	229,986

Other income (expense):
Interest and other income	4,760			-	4,760
Interest and other expense	(8,965)			-	(8,965)

	(4,205)			-	(4,205)

Income from continuing operations before income taxes	200,985			24,796	225,781
Provision for income taxes	(60,755)			(7,496)	(68,251)

Income from continuing operations	140,230			17,300	157,530
Less: Net income attributable to noncontrolling interests, net of tax	(15,075)			(4,010)	(19,085)

Net income from continuing operations attributable to Global Payments	$125,155			$13,290	$138,445

Diluted shares	79,831				79,831
Diluted earnings per share	$1.57			$0.18	$1.73

	Six Months Ended November 30, 2010
	GAAP	Employee Termination and Other[2]	Foreign Tax Rate[3]	Cash Earnings Adjustments[1]	Cash Earnings

Revenues	$883,665	$-	$-	$-	$883,665

Operating expenses:
Cost of service	305,246	(1,826)	-	(15,646)	287,774
Sales, general and administrative	413,168	(5,347)	-	-	407,821

	718,414	(7,173)	-	(15,646)	695,595

Operating income	165,251	7,173	-	15,646	188,070

Other income (expense):
Interest and other income	5,608	-	-	-	5,608
Interest and other expense	(9,140)	-	-	-	(9,140)

	(3,532)	-	-	-	(3,532)

Income from continuing operations before income taxes	161,719	7,173	-	15,646	184,538
Provision for income taxes	(49,527)	(2,598)	2,479	(5,147)	(54,793)

Income from continuing operations	112,192	4,575	2,479	10,499	129,745
Less: Net income attributable to noncontrolling interests, net of tax	(8,804)	-	-	(636)	(9,440)

Net income from continuing operations attributable to Global Payments	$103,388	$4,575	$2,479	$9,863	$120,305

Diluted shares	80,310				80,310
Diluted earnings per share	$1.29	$0.06	$0.03	$0.12	$1.50

1 Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.

2 Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.

3 Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the six months ended November 30, 2011 and 2010 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated November 30, 2011 income from continuing operations and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We calculated November 30, 2010 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, the legislated tax rate reduction and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended November 30,
	2011			2010
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination and Other[2]	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$293,416	$-	$293,416	$245,671	$-	$-	$245,671
Canada	85,521	-	85,521	81,453	-	-	81,453

North America merchant services	378,937	-	378,937	327,124	-	-	327,124

Europe	115,169	-	115,169	79,881	-	-	79,881
Asia-Pacific	36,399	-	36,399	36,521	-	-	36,521

International merchant services	151,568	-	151,568	116,402	-	-	116,402

Total revenues	$530,505	$-	$530,505	$443,526	$-	$-	$443,526

Operating income:
North America merchant services	$70,673	$2,822	$73,495	$67,131	$-	$3,156	$70,287
International merchant services	44,494	9,331	53,825	35,349	-	4,816	40,165
Corporate	(18,587)	-	(18,587)	(19,337)	3,983	-	(15,354)

Operating income	$96,580	$12,153	$108,733	$83,143	$3,983	$7,972	$95,098

	Six Months Ended November 30,
	2011			2010
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination and Other[2]	Cash Earnings Adjustments[1]	Cash Earnings

Revenues:
United States	$580,841	$-	$580,841	$501,302	$-	$-	$501,302
Canada	176,742	-	176,742	162,666	-	-	162,666

North America merchant services	757,583	-	757,583	663,968	-	-	663,968

Europe	244,583	-	244,583	153,677	-	-	153,677
Asia-Pacific	71,110	-	71,110	66,020	-	-	66,020

International merchant services	315,693	-	315,693	219,697	-	-	219,697

Total revenues	$1,073,276	$-	$1,073,276	$883,665	$-	$-	$883,665

Operating income:
North America merchant services	$142,431	$5,680	$148,111	$135,499	$-	$6,173	$141,672
International merchant services	100,152	19,116	119,268	66,742	-	9,473	76,215
Corporate	(37,393)	-	(37,393)	(36,990)	7,173	-	(29,817)

Operating income	$205,190	$24,796	$229,986	$165,251	$7,173	$15,646	$188,070

1 Represents acquisition intangible amortization expense.

2 Represents start-up costs related to our Global Service Center in Manila, Philippines and expenses related to employee termination and relocation benefits.

SCHEDULE 9

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)

	Fiscal 2011 Actual	Fiscal 2012 Outlook	% Change FY11

Revenue Outlook
Revenues	$1,860	$2,150 to $2,200	16% to 18%

EPS Outlook
GAAP diluted EPS	$2.61	$3.14 to $3.22	20% to 23%
Acquisition-related intangibles and non-recurring items [1]	0.47	$0.36	-

Cash EPS	$3.08	$3.50 to $3.58	14% to 16%

1 Fiscal 2012 reflects $0.36 in acquisition-related intangibles and currently no non-recurring items. Acquistion-related intangibles accounted for $0.31 in fiscal 2011 and non-recurring items $0.16.